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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 18, 2005

CWABS, Inc. (as depositor under an Indenture, dated as of March 18, 2005, providing for, inter alia, the issuance of Encore Credit Receivables Trust 2005-1, Asset-Backed Notes, Series 2005-1)



                                   CWABS, Inc.
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             (Exact name of registrant as specified in its charter)


             DELAWARE                    333-118926            95-4596514
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   (State or Other Jurisdiction          (Commission        (I.R.S. Employer
         of Incorporation)               File Number)      Identification No.)


        4500 Park Granada
      Calabasas, California                                        91302
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      (Address of Principal                                     (Zip Code)
        Executive Offices)

Registrant's telephone number, including area code, is (818) 225-3237



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



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 2.01       COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS
                --------------------------------------------------

         On March 18, 2005, a single series of bonds, entitled CWABS, Inc., Encore Credit Receivables Trust 2005-1, Asset-Backed Notes, Series 2005-1 (the "Notes"), were issued pursuant to an indenture, dated as of March 18, 2005 (the "Agreement"), between Encore Credit Receivables Trust 2005-1, a Delaware statutory trust, as Issuer (the "Issuer"), and The Bank of New York, as Indenture Trustee (the "Indenture Trustee").

Item 8.01.      OTHER EVENTS.
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DESCRIPTION OF THE INITIAL MORTGAGE POOL1
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         The Notes, issued pursuant to the Agreement, evidence in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund"), consisting of mortgage loans (the "Initial Mortgage Pool"). The Initial Mortgage Pool is comprised of one- to four-family, fixed and adjustable-rate first liens mortgage loans (the "Initial Mortgage Loans"). The Initial Mortgage Loans have an initial aggregate principal balance of approximately $1,356,506,213.

         The tables attached as an exhibit hereto describe certain characteristics of the Initial Mortgage Pool as of the Cut-off Date, with respect to the Initial Mortgage Loans.



Item 9.01.      FINANCIAL STATEMENTS AND EXHIBITS.
                ----------------------------------

                  (a) Not applicable.

                  (b) Not applicable.

                  (c) Exhibits:


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1    Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Prospectus dated October 25, 2004 and the Prospectus Supplement dated March 1, 2005 of CWABS, Inc., relating to its Encore Credit Receivables Trust 2005-1, Asset-Backed Notes, Series 2005-1.



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Exhibit No.       Description
99.1 Characteristics of the Final Mortgage Loans in the Mortgage Pool as of the Cut-off Date, relating to the Company's Encore Credit Receivables Trust 2005-1, Asset-Backed Notes, Series 2005-1.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                         CWABS, INC.


                                         By:    /s/ Ruben Avilez
                                            ---------------------------------
                                         Name:  Ruben Avilez
                                         Title: Vice President


Dated: ___________________, 2005



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